UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2007

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,      08837-2206

(Address of Principal Executive Offices)            (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

343 Thornall Street, Edison, New Jersey,       08837-2206

(Address of Principal Executive Offices)            (Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On September 21, 2007, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), exercised an option to expand the borrowing capacity under its unsecured revolving credit facility (the “Credit Facility”) from $600 million to $775 million.  In connection with this expansion, the Operating Partnership entered into a Fourth Modification Agreement dated as of September 21, 2007 with a group of 12 current lender banks under the Credit Facility (the “Fourth Modification Agreement”). The Fourth Modification Agreement provided for the expansion of the Credit Facility, the payment of $437,500 in fees and the updating of the schedule of lender commitments by modifying certain terms and conditions of the Operating Partnership’s Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (the “2004 Agreement”), as previously modified by an Extension and Modification Agreement dated as of September 16, 2005, a Second Modification Agreement dated as of July 14, 2006 and an Extension and Third Modification Agreement dated as of June 22, 2007 (as so modified, the “Credit Agreement”). The General Partner and certain of its subsidiaries are the guarantors of the obligations of the Operating Partnership under the Credit Agreement.

A copy of the Fourth Modification Agreement is filed herewith as Exhibit 10.1.  Copies of the Extension and Third Modification Agreement, the Second Modification Agreement, the Extension and Modification Agreement and the 2004 Agreement are incorporated by reference as Exhibits 10.2 through 10.5.

In addition, on September 24, 2007, the General Partner issued a press release announcing the Operating Partnership’s expansion of the borrowing capacity under the Credit Facility.  A copy of this press release is filed herewith as Exhibit 99.1.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01        Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1*	Fourth Modification Agreement dated as of Sept 21, 2007 by and among Mack Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent and the several Lenders party thereto.

10.2

Extension and Third Modification Agreement dated as of June 22, 2007 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto. (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated June 22, 2007 and incorporated herein by reference).

10.3

Second Modification Agreement dated as of July 14, 2006 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated July 14, 2006 and incorporated herein by reference).

10.4

Extension and Modification Agreement dated as of September 16, 2005 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated September 16, 2005 and incorporated herein by reference).

10.5

Second Amended and Restated Revolving Credit Agreement among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., Bank of America, N.A., and other lending institutions that are or may become a party to the Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated November 23, 2004 and incorporated herein by reference).

99.1*	Press Release of Mack-Cali Realty Corporation dated September 24, 2007.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: September 27, 2007	By:	/s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: September 27, 2007	By:	/s/ Barry Lefkowitz
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Fourth Modification Agreement dated as of Sept 21, 2007 by and among Mack Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent and the several Lenders party thereto.

10.2

Extension and Third Modification Agreement dated as of June 22, 2007 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto. (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated June 22, 2007 and incorporated herein by reference).

10.3

Second Modification Agreement dated as of July 14, 2006 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated July 14, 2006 and incorporated herein by reference).

10.4

Extension and Modification Agreement dated as of September 16, 2005 by and among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the several Lenders party thereto (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated September 16, 2005 and incorporated herein by reference).

10.5

Second Amended and Restated Revolving Credit Agreement among Mack-Cali Realty, L.P., JPMorgan Chase Bank, N.A., Bank of America, N.A., and other lending institutions that are or may become a party to the Second Amended and Restated Revolving Credit Agreement dated as of November 23, 2004 (filed as Exhibit 10.1 to Mack-Cali Realty Corporation’s Current Report on Form 8-K dated November 23, 2004 and incorporated herein by reference).

99.1*	Press Release of Mack-Cali Realty Corporation dated September 24, 2007.

*Filed herewith.